Exhibit 770

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                      FOR THE MONTH ENDED JANUARY 31, 2011

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivables 2011-1 A3 (AMCAR 2011-1 A3 1.39% 9/8/15)

     (b) CUSIP: 03064MAC     (c) Class  of  Securities:  debt securities

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities LLC

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; Barclays Capital, Credit Suisse, Wells Fargo Securities, Deutsche Bank Securities, RBS - see attached prospectus cover

6.   Principal amount purchased by the Fund: $374,953

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,213,841

8.   Aggregate principal amount of offering: $173,978,093

9.   Purchase price (net of fees and expenses): $99.98741

10.  Date offering is due to commence: 1/26/2011

11.  Trade Date: 1/26/2011

12.  Price at close of the first day on which any sales were made: $99.98741

13.  Commission, spread or profit to be received by principal underwriters:
     $0.35

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [x] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933
     that is being offered to the public where:                              [X]
- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                       [ ]
- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
     States pursuant to authority granted by the Congress of the United
     States or any certificate of deposit for any of the foregoing; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that
     are:                                                                    [ ]
- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof,or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the
     Securities Exchange Act of 1934; and
- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering,"
     meaning the offering:                                                   [ ]
- is part of a public offering conducted under the laws of a foreign country;
- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
-    is offered at a fixed price to all purchasers in the offering;
- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
     "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering,"
     meaning the offering:                                                   [ ]
-    is exempt from registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
     144A(a)(1);
- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
- the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

    Yes [X] No [ ]

/s/  Madalina  Bal               Madalina  Bal,  Vice  President
-------------------------        -------------------------------
Signature                        Name  and  Title

J. P. Morgan  Investment  Management, Inc.             March 9, 2011
----------------------------------------------         ---------------
Sub-advisor  Firm  Name                                Date

               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                      FOR THE MONTH ENDED JANUARY 31, 2011

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: AmeriCredit Automobile Receivable 2011-1 A2 (AMCAR 2011-1 A2 0.84% 6/9/14)

     (b) CUSIP: 03064MAB              (c) Class of Securities: debt securities

3. Underwriter/Seller from whom securities were purchased: Credit Suisse Securities LLC

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; Barclays Capital, Credit Suisse, Wells Fargo Securities, Deutsche Bank Securities, RBS - see attached prospectus cover

6.   Principal amount purchased by the Fund: $719,969

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $10,569,549

8.   Aggregate principal amount of offering: $254,989,112

9.   Purchase price (net of fees and expenses): $99.99573

10.  Date offering is due to commence: 1/26/2011

11.  Trade Date: 1/26/2011

12.  Price at close of the first day on which any sales were made: $99.994573

13.  Commission, spread or profit to be received by principal underwriters:
     $0.25

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

         Yes [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that
     is being offered to the public where:                                   [X]
- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                       [ ]
- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
     States pursuant to authority granted by the Congress of the United
     States or any certificate of deposit for any of the foregoing; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that
     are:                                                                    [ ]
- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the
     Securities Exchange Act of 1934; and
- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering,"
     meaning the offering:                                                   [ ]
- is part of a public offering conducted under the laws of a foreign country;
- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
-    is offered at a fixed price to all purchasers in the offering;
- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
     "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering,"
     meaning the offering:                                                   [ ]
-    is exempt from registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
     144A(a)(1);
- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
- the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X] No [ ]

/s/ Madalina Bal                 Madalina Bal, Vice President
-------------------------        -------------------------------
Signature                        Name and Title

J. P. Morgan  Investment Management, Inc.          March 9, 2011
----------------------------------------------     ---------------
Sub-advisor Firm Name                              Date

               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                      FOR THE MONTH ENDED JANUARY 31, 2011

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: Hyundai Auto Receivables Trust 2011-A A3 (HART 2011-A A3 1.16% 4/15/15)

     (b)  CUSIP: 44890BAC               (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: RBS Securities
     Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; RBS, Barclays Capital, Citi, HSBC - see attached prospectus cover

6.   Principal amount purchased by the Fund: $409,936

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $9,203,566

8.   Aggregate principal amount of offering: $246,961,517

9.   Purchase price (net of fees and expenses): $99.98442

10.  Date offering is due to commence: 1/20/2011

11.  Trade Date: 1/20/2011

12.  Price at close of the first day on which any sales were made: $99.98442

13.  Commission, spread or profit to be received by principal underwriters:
     $0.23

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes  [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [ ]

15.  The  securities  purchased  are  (CHECK  AT  LEAST  ONE  BOX):

(i)  part of an issue registered under the Securities Act of 1933
     that is being offered to the public where:                              [x]
- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                       [ ]
- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
     States pursuant to authority granted by the Congress of the United
     States or any certificate of deposit for any of the foregoing; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:          [ ]
- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with
     Section 3(a)(29) of the Securities Exchange Act of 1934; and
- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
     (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering,"
     meaning the offering:                                                   [ ]
-    is part of a public offering conducted under the laws of a foreign country;
-    is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
-    is offered at a fixed price to all purchasers in the offering;
-    contains financial statements, prepared and audited in
     accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
-    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
     "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
-    the issuer (including predecessors) has been in continuous operation for at least three years.
(v)  part of an issue that is an "Eligible Rule 144A Offering,"
     meaning the offering:                                                   [ ]
-    is exempt from registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
     144A(a)(1);
- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
- the issuer (including predecessors) has been in continuous operation for at least three years.
     For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X] No [ ]

/s/ Madalina Bal                                  Madalina Bal, Vice President
------------------------------------              ------------------------------
Signature                                         Name and Title

J. P. Morgan Investment Management, Inc.          March 9, 2011
------------------------------------------        --------------------
Sub-advisor Firm Name                             Date

               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                      FOR THE MONTH ENDED JANUARY 31, 2011

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2. (a) Issuer: Hyundai Auto Receivables Trust 2011-A A4 (HART 2011-A A4 1.78% 12/15/15)

     (b) CUSIP: 44890BAD               (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: RBS Securities
     Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

5. Attach a list of the underwriting syndicates' members to this Form. J.P. Morgan; RBS, Barclays Capital, Citi, HSBC - see attached prospectus cover

6.   Principal amount purchased by the Fund: $519,911

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $11,058,105

8.   Aggregate principal amount of offering: $116,580,026

9.   Purchase price (net of fees and expenses): $99.98287

10.  Date offering is due to commence: 1/20/2011

11.  Trade Date: 1/20/2011

12.  Price at close of the first day on which any sales were made: $99.98287

13.  Commission, spread or profit to be received by principal underwriters:
     $0.28

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [x]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [x]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [x]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [x]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [x]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being      [X]
     offered to the public where: the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                               [ ]
 -   are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                  [ ]
 -   direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and
 -   sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the           [ ]
     offering:
 -   is part of a public offering conducted under the laws of a foreign country;
 -   is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -   is offered at a fixed price to all purchasers in the offering;
 -   contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -   if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
     filed all material required to be filed pursuant to Section 13(a) or 15(d)
     under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and

 - the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the         [ ]
     offering:
 -   is exempt from registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -   is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -   the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -   the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the
     Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [x]    No [ ]

/s/ Madalina Bal                                  Madalina Bal, Vice President
-----------------                                 ----------------------------
Signature                                         Name and Title

J. P. Morgan Investment Management, Inc.          March 9, 2011
---------------------------------------           --------------
Sub-advisor Firm Name                             Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                         FOR THE MONTH ENDED 03/31/2011

1.   Fund Name: RiverSource Investments, LLC

2.   (a) Issuer: Warner Chilcott PLC

     (b)  CUSIP: G94368100                              (c) Class of Securities:

3.   Underwriter/Seller from whom securities were purchased:
                                                 1) Bloomberg Tradebook LLC
                                                 2) Morgan Stanley & Co. Inc.,
                                                 3) J.P. Morgan Chase & Co.,

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Goldman Sachs & Co.

5.   Attach a list of the underwriting syndicates' members to this Form.

     BofA Merrill Lynch
     CITI
     Credit Suisse
     Deutsche Bank securities
     Goldman Sachs &  Co.
     J.P. Morgan Securities Inc.
     RBC Capital Markets
     Morgan Stanley & Co. Incorporated
     Wells Fargo Securities
     UBS Investment Bank

6.   Principal amount purchased by the Fund: $4,131,734.25

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     NA___________________________

8.   Aggregate principal amount of offering: $581,250,000

9.   Purchase price (net of fees and expenses): $23.2500

10.  Date offering is due to commence: 03/10/2011

11.  Trade Date: 03/11/2011

12.  Price at close of the first day on which any sales were made: $23.25

13.  Commission, spread or profit to be received by principal underwriters:
     $0.8137

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being      [X]
     offered to the public where:
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                               [ ]
 -   are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                  [ ]
 -   direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and
 -   sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the           [ ]
     offering:
 -   is part of a public offering conducted under the laws of a foreign country;
 -   is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -   is offered at a fixed price to all purchasers in the offering;
 -   contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -   if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
     filed all material required to be filed pursuant to Section 13(a) or 15(d)
     under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the        [ ]
     offering:
 -   is exempt from registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -   is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -   the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -   the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the
     Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]    No [ ]

/s/  Stacey  DeMatteis                    Stacey  DeMatteis,  Managing  Director
----------------------                    --------------------------------------
Signature                                 Name  and  Title

Goldman  Sachs                            4/7/11
-----------------------                   --------------------------------------
Sub-advisor  Firm  Name                   Date

                    RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                  FOR THE MONTH ENDED 01/31/2011

1.   Fund Name: RiverSource Investments, LLC ___________

2.   (a) Issuer: Fifth Third Bancorp ___________

     (b)  CUSIP: 316773100 ___________     (c) Class of Securities: ___________

3. Underwriter/Seller from whom securities were purchased: J. P. Morgan Chase & Co. _____________

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:


     Goldman Sachs & Co. ______________________

5.   Attach a list of the underwriting syndicates' members to this Form.

     J.P. Morgan
     Deutsche Bank Securities
     Credit Suisse
     Goldman, Sachs & Co.
     Citi
     Keefe Bruyette & Woods,
     BofA Merrill Lynch
     Aladdin Capital LLC
     Sandler O'Neill + Partners, L.P.

6.   Principal amount purchased by the Fund: $3,139,794.00 ___________

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

     NA __________________________

8.   Aggregate principal amount of offering: $1,700,000,008

9.   Purchase price (net of fees and expenses): $14.00

10.  Date offering is due to commence: 01/20/2011

11.  Trade Date: 01/20/2011

12.  Price at close of the first day on which any sales were made:
     $14.00

13.  Commission, spread or profit to be received by principal underwriters:
     $0.42

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

       Yes  [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):
(i)  part of an issue registered under the Securities Act of 1933 that is being    [X]
     offered to the public where:
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(ii) "Government Securities," meaning securities that:                             [ ]
 -   are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                [ ]
 -   direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and
 -   sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the         [ ]
     offering:
 -   is part of a public offering conducted under the laws of a foreign country;
 -   is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -   is offered at a fixed price to all purchasers in the offering;
 -   contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -   if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
     filed all material required to be filed pursuant to Section 13(a) or 15(d)
     under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the       [ ]
     offering:
 -   is exempt from registration under Section 4(2) of the Securities Act of
     1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -   is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -   the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -   the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the
     Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]     No [ ]

/s/ Stacey DeMatteis                      Stacey DeMatteis, Managing Director
----------------------                    -------------------------------------
Signature                                 Name and Title

Goldman Sachs                             February  7,  2011
----------------------                    --------------------------------------
Sub-advisor Firm Name                     Date

                               RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM
                Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: WELLS CAPITAL MANAGEMENT

FUND NAME (the "Portfolio"):

[ ] RiverSource LaSalle Global Real Estate Fund
[ ] RiverSource LaSalle International Real Estate Fund
[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund
[ ] RiverSource Partners Fundamental Value Fund
[ ] RiverSource Partners International Select Growth Fund
[ ] RiverSource Partners International Select Value Fund
[ ] RiverSource Partners International Small Cap Fund
[ ] RiverSource Partners Small Cap Value Fund
[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund
[ ] Threadneedle Emerging Markets Fund
[ ] Threadneedle European Equity Fund
[ ] Threadneedle Global Equity Fund
[ ] Threadneedle Global Equity Income Fund
[ ] Threadneedle Global Extended Alpha Fund
[ ] Threadneedle International Opportunity Fund
[ ] Threadneedle Variable Portfolio - Emerging Markets Fund
[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund
[ ] Variable Portfolio - American Century Diversified Bond Fund
[ ] Variable Portfolio - American Century Growth Fund
[ ] Variable Portfolio - Davis New York Venture Fund
[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund
[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund
[ ] Variable Portfolio - Invesco International Growth Fund
[ ] Variable Portfolio - J.P. Morgan Core Bond Fund
[ ] Variable Portfolio - Jennison Mid Cap Growth Fund
[ ] Variable Portfolio - Marsico Growth Fund
[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund
[ ] Variable Portfolio - Morgan Stanley Global Real Estate Fund
[ ] Variable Portfolio - NFJ Dividend Value Fund
[X] Variable Portfolio - Partners Small Cap Growth Fund
[ ] Variable Portfolio - Partners Small Cap Value Fund
[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund
[ ] Variable Portfolio - Pyramis(R) International Equity Fund
[ ] Variable Portfolio - UBS Large Cap Growth Fund
[ ] Variable Portfolio - Wanger International Fund
[ ] Variable Portfolio - Wanger USA Fund
[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Vera Bradley Inc

2.   Date of Purchase April 13, 2011

3.   Underwriter from whom purchased Robert Baird

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $7,612,500

8.   Aggregate principal amount of offering  $262,719,338

9.   Purchase price (net of fees and expenses)  $43.50

10.  Date offering commenced  April 14, 2011

11.  Offering price at close of first day on which any sales were made $43.50

12.  Commission, spread or profit  4.749%

13.  Have the following conditions been satisfied?

     a.  The securities are:                                   Yes     No
                                                               ----    ----
          Part of an issue registered under the Securities
          Act of 1933 that is being offered to the public;     [X]     [ ]

          Eligible Municipal Securities;                       [ ]     [ ]

          Sold in an Eligible Foreign Offering; or             [ ]     [ ]

          Sold in an Eligible Rule 144A offering?              [ ]     [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                               Yes      No
                                                               ----    ----
     b. (1) The securities were purchased prior to the end of
            the first day on which any sales were made, at a
            price that is not more than the price paid by each
            other purchaser of securities in that offering or
            in any concurrent offering of the securities
            (except, in the case of an Eligible Foreign
            Offering, for any rights to purchase that are
            required by law to be granted to existing security
            holders of the issuer); OR                          [X]    [ ]

        (2) If the securities to be purchased were offered for
            subscription upon exercise of rights, such
            securities were purchased on or before the fourth
            day preceding the day on which the rights offering
            terminates?                                         [X]    [ ]

     c. The underwriting was a firm commitment underwriting?     [X]  [ ]

     d. The commission, spread, or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same period
        (see attachment for comparison of spread with comparable
        recent offerings)?                                       [X]  [ ]

     e. The issuer of the securities, except for Eligible
        Municipal Securities, and its predecessors have been in
        continuous operation for not less than three years?      [X]  [ ]

     f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below),
            purchased by all of the investment companies advised
            by the Adviser did not exceed 25% of the principal
            amount of the offering; OR                           [X]  [ ]

        (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

           (i) The principal amount of the offering of such
               class sold by underwriters or members of the
               selling syndicate to qualified institutional
               buyers, as defined in Rule 144A(a)(1), plus        [ ]  [ ]

          (ii) The principal amount of the offering of such
               class in any concurrent public offering?           [ ]  [ ]

     g. (1) No affiliated underwriter of the Fund was a direct
            or indirect participant in or beneficiary of the
            sale; OR                                              [X]  [ ]

                                                                  Yes   No
                                                                  ---   ---
        (2) With respect to the purchase of Eligible Municipal
            Securities, such purchase was not designated as a
            group sale or otherwise allocated to the account
            of an affiliated underwriter?                         [X]   [ ]

     h. Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC
        Form N-SAR and quarterly reports to the Directors?

Report completed by:     /s/ Joe Eberhardy
                         -------------------------
                        (Signature)

                        Name: Joe Eberhardy          Title: Portfolio Manager
                        Phone number: 414 359 3587   Date: 5/5/11

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                          FOR THE MONTH ENDED MAY 2011

1.     Fund  Name: Columbia  Fund

2.     (a) Issuer: Linked In Corporation (LNKD)

       (b) CUSIP: 53578A108         (c) Class of Securities: A

3.     Underwriter/Seller from whom securities were purchased: Morgan Stanley

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

       Merrill Lynch, Pierce, Fenner & Smith Inc.

5.     Attach a list of the underwriting syndicates' members to this Form.

6.     Principal amount purchased by the Fund: $25,875.00

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:

       $675,000.00

8.     Aggregate  principal amount of offering: $352,800,000.00

9.     Purchase price (net of fees and expenses): $45.00

10.    Date offering is due to commence:   5-24-11

11.    Trade Date:   5-24-11

12.    Price at close of the first day on which any sales were made: $45.00

13.    Commission, spread or profit to be received by principal underwriters:
       $3.15

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering,the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

          Yes [X]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

          Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

          Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

          Yes [X] No [ ]

e.    Aggregation and Percentage Limit

      The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies
     (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?
      Yes [X] No [ ]

15.   The securities purchased are (CHECK AT LEAST ONE BOX):


(i)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
  -   the issuer (including predecessors) has been in continuous operation for
     at least three years.                                                                      [X]

(ii) "Government Securities," meaning securities that:                                          [ ]
  -  are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
  -  the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                             [ ]
  -    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the
       Internal Revenue Code, consistent with Section 3(a)(29) of the Securities
       Exchange Act of 1934; and
  -    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)   part of an issue that is an "Eligible Foreign Offering," meaning the
       offering:                                                                                 [ ]
  -     is part of a public offering conducted under the laws of a foreign country;
  -    is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
  -    is offered at a fixed price to all purchasers in the offering;
  -    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
  -    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the
       Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
  -    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)    part of an issue that is an "Eligible Rule 144A Offering," meaning the
       offering:                                                                                   [ ]
 -     is exempt from registration under Section 4(2) of the Securities Act of 1933,
       Rule 144A thereunder or Rules 501-508 thereunder;
 -     is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -     the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -     the issuer (including predecessors) has been in continuous operation for at least three years.
       For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16.   All  required  information  has  or  will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the
      Directors?
      Yes [X]  No [ ]

/s/ Philip K. Holl                                 Philip K. Holl, Senior V.P.
----------------------------------                 -----------------------------
Signature                                          Name and Title

TCW Asset Management Company                       July 7, 2011
----------------------------------                 -----------------------------
Sub-advisor Firm Name                              Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                         FOR THE MONTH ENDED APRIL 2011

1.   Fund Name: Columbia Fund

2.   (a)  Issuer: Arcos Dorados Holdings Inc. (ARCO)

     (b)  CUSIP: G0457F107       (c) Class of Securities: A

3.   Underwriter/Seller from whom securities were purchased: JP Morgan
     Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Merrill Lynch, Pierce, Fenner & Smith Inc.

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $86,275.00

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,603,100.00

8.   Aggregate principal amount of offering: $1,249,230,788.00

9.   Purchase price (net of fees and expenses): $17.00

10.  Date offering is due to commence: 4-13-11

11.  Trade Date: 4-14-11

12.  Price at close of the first day on which any sales were made: $17.00

13.  Commission, spread or profit to be received by principal underwriters:
     $0.646

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering,the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

        Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

        Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

        Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

        Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

          Yes [X]   No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
 - the issuer (including predecessors) has been in continuous operation for at least three years.                                [X]

(ii)  "Government Securities," meaning securities that:
 - are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 - the issuer (including predecessors) has been in continuous operation for at least three years.                                [ ]

(iii) "Eligible Municipal Securities," meaning securities that are:
 - direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 - sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the
   operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.                          [ ]

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the offering:
 - is part of a public offering conducted under the laws of a foreign country;
 - is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50)
   of the 1940 Act) in such country;
 - is offered at a fixed price to all purchasers in the offering;
 - contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 - if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of
   1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 - the issuer (including predecessors) has been in continuous operation for at least three years.                                [ ]

(v) part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
 - is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 - is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 - the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 - the issuer (including predecessors) has been in continuous operation for at least three years.
   For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser
   may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities        [ ]



16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

    Yes [X]   No[ ]


/s/ Philip K. Holl                              Philip K. Holl, Senior V.P.
--------------------------------                --------------------------------
Signature                                       Name and Title

TCW Asset Management Company                    July 7, 2011
--------------------------------                --------------------------------
Sub-advisor  Firm  Name                         Date

                               RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM

                     Questions may be addressed to: Patrick
        Devery (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: MORGAN STANLEY INVESTMENT MANAGEMENT INC.

FUND NAME (THE "PORTFOLIO"):

[ ]  RiverSource LaSalle Global Real Estate Fund
[ ]  RiverSource LaSalle International Real Estate Fund
[ ]  RiverSource LaSalle Monthly Dividend Real Estate Fund
[ ]  RiverSource Partners Fundamental Value Fund
[ ]  RiverSource Partners International Select Growth Fund
[ ]  RiverSource Partners International Select Value Fund
[ ]  RiverSource Partners International Small Cap Fund
[ ]  RiverSource Partners Small Cap Value Fund
[ ]  Seligman International Growth Portfolio

[ ]  Threadneedle Asia Pacific Fund
[ ]  Threadneedle Emerging Markets Fund
[ ]  Threadneedle European Equity Fund
[ ]  Threadneedle Global Equity Fund
[ ]  Threadneedle Global Equity Income Fund
[ ]  Threadneedle Global Extended Alpha Fund
[ ]  Threadneedle International Opportunity Fund
[ ]  Threadneedle Variable Portfolio - Emerging Markets Fund
[ ]  Threadneedle Variable Portfolio - International Opportunity Fund

[ ]  Variable Portfolio - AllianceBernstein International Value Fund
[ ]  Variable Portfolio - American Century Diversified Bond Fund
[ ]  Variable Portfolio - American Century Growth Fund
[ ]  Variable Portfolio - Davis New York Venture Fund
[ ]  Variable Portfolio - Eaton Vance Floating-Rate Income Fund
[ ]  Variable Portfolio - Goldman Sachs Mid Cap Value Fund
[ ]  Variable Portfolio - Invesco International Growth Fund
[ ]  Variable Portfolio - J.P. Morgan Core Bond Fund
[ ]  Variable Portfolio - Jennison Mid Cap Growth Fund
[ ]  Variable Portfolio - Marsico Growth Fund
[ ]  Variable Portfolio - MFS Value Fund

[ ]  Variable Portfolio - Mondrian International Small Cap Fund
[X]  Variable Portfolio - Morgan Stanley Global Real Estate Fund
[ ]  Variable Portfolio - NFJ Dividend Value Fund
[ ]  Variable Portfolio - Partners Small Cap Growth Fund
[ ]  Variable Portfolio - Partners Small Cap Value Fund
[ ]  Variable Portfolio - PIMCO Mortgage-Backed Securities Fund
[ ]  Variable Portfolio - Pyramis(R)  International Equity Fund
[ ]  Variable Portfolio - UBS Large Cap Growth Fund
[ ]  Variable Portfolio - Wanger International Fund
[ ]  Variable Portfolio - Wanger USA Fund
[ ]  Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Equity Lifestyle Properties, Inc.

2.   Date of Purchase 6/2/2011

3.   Underwriter from whom purchased Goldman Sachs

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Morgan Stanley

6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $23,800,000

8.   Aggregate principal amount of offering $312,375,000

9.   Purchase price (net of fees and expenses) $59.50 ($57.12)

10.  Date offering commenced 6/1/2011

11.  Offering price at close of first day on which any sales were made $62.56

12.  Commission, spread or profit $2.38

13.  Have the following conditions been satisfied?

   a.     The securities are:                                        Yes     No
                                                                     ----   ----
          Part of an issue registered under the Securities
          Act of 1933 that is being offered to the public;           [X]     [ ]

          Eligible Municipal Securities;                             [ ]     [X]

          Sold in an Eligible Foreign Offering; or                   [ ]     [X]

          Sold in an Eligible Rule 144A offering?                    [ ]     [X]

     (See Appendix A to the Rule 10f-3 Procedures for definitions
     of the capitalized terms herein.)                               Yes     No
                                                                     ----   ----
  b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that
         is not more than the price paid by each other purchaser
         of securities in that offering or in any concurrent
         offering of the securities (except, in the case of an
         Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security
         holders of the issuer); OR                                  [X]     [ ]


     (2) If the securities to be purchased were offered for
         subscription upon exercise of rights, such securities
         were purchased on or before the fourth day preceding
         the day on which the rights offering terminates?            [X]     [ ]

c.       The underwriting was a firm commitment underwriting?       [X]     [ ]

d.       The commission, spread, or profit was reasonable and
         fair in relation to that being received by others for
         underwriting similar securities during the same period
         (see attachment for comparison of spread with comparable
         recent offerings)?                                         [X]     [ ]

e.       The issuer of the securities, except for Eligible
         Municipal Securities, and its predecessors have been in
         continuous operation for not less than three years?        [X]     [ ]

f.     (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by
           all of the investment companies advised by the Adviser
           did not exceed 25% of the principal amount of the
           offering; OR                                             [X]     [ ]

       (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

         (i) The principal amount of the offering of such class
             sold by underwriters or members of the selling
             syndicate to qualified institutional buyers, as
             defined in Rule 144A(a)(1), plus                       [X]     [ ]

         (ii)The principal amount of the offering of such class
             in any concurrent public offering?                     [X]     [ ]

g.   (1) No affiliated underwriter of the Fund was a direct or
         indirect participant in or beneficiary of the sale; OR     [X]     [ ]

                                                                    Yes     No
                                                                    ----   ----
     (2) With respect to the purchase of Eligible Municipal
         Securities, such purchase was not designated as a
         group sale or otherwise allocated to the account of
         an affiliated underwriter?                                 [X]     [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                            [X]     [ ]

Report completed by:     /s/ Stacy Pagen
                         ---------------
                         (Signature)

                         Name: Stacy Pagan              Title: Associate
                         Phone number: 201.830.8257     Date: 7/8/2011

                       RIVERSOURCE FUNDS & columbia funds

                RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                        FOR THE MONTH ENDED MAY 31, 2011


     1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

     2.   (a) Issuer: CSX Corporation (CSX 4.25% June 1, 2021)

          (b) CUSIP: 126408GV         (c)  Class of Securities: debt securities

     3.   Underwriter/Seller from whom securities were purchased: UBS Securities
          LLC

     4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc.

     5.   Attach a list of the underwriting syndicates' members to this Form.
          -    see attached prospectus cover

     6.   Principal amount purchased by the Fund: $213,923

     7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts:
          $5,232,652

     8.   Aggregate principal amount of offering: $348,246,500

     9.   Purchase price (net of fees and expenses): $99.499

     10.  Date offering is due to commence: 5/20/11

     11.  Trade Date: 5/20/11

     12.  Price at close of the first day on which any sales were made: $99.499

     13.  Commission, spread or profit to be received by principal underwriters:
          $0.65

     14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

     a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

          Yes [X]  No [ ]

     b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

          Yes [X]  No [ ]

     c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

          Yes [X]  No [ ]

     d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

          Yes [X]  No [ ]

     e.   Aggregation and Percentage Limit

          The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

          Yes [X]  No [ ]

 15.      The securities purchased are (CHECK AT LEAST ONE BOX):

(i)       part of an issue registered under the Securities Act of 1933 that is
          being offered to the public where:                                                    [X]
 -        the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)      "Government Securities," meaning securities that:                                     [ ]
 -        are issued or guaranteed as to principal or interest by the United
          States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States or any certificate of deposit for any of the foregoing; and
 -        the issuer (including predecessors) has been in continuous operation for at least three years.

(iii)      "Eligible Municipal Securities," meaning securities that are:                       [ ]
 -        direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of
          1934; and
 -        sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i)
          are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

 (iv)     part of an issue that is an "Eligible Foreign Offering," meaning the
          offering:                                                                             [ ]
 -        is part of a public offering conducted under the laws of a foreign country;
 -        is subject to regulation by a foreign financial regulatory authority
          (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -        is offered at a fixed price to all purchasers in the offering;
 -        contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -        if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange
          Act") and has filed all material required to be filed pursuant to
          Section 13(a) or 15(d) under the Exchange Act for a period of at least
          12 months prior to the sale of securities made in reliance; and
 -        the issuer (including predecessors) has been in continuous operation for at least three years.

(v)       part of an issue that is an "Eligible Rule 144A Offering," meaning the
          offering:                                                                             [ ]
 -        is exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -        is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
          "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -        the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -        the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

          Yes [X]   No [ ]


/s/ Madalina Bal                                 Madalina Bal, Vice President
----------------------------------------         ----------------------------
Signature                                                  Name and Title

J. P. Morgan Investment Management, Inc.              June 30, 2011
----------------------------------------         -------------------------
Sub-advisor Firm Name                                      Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS

               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                       FOR THE MONTH ENDED JUNE 30, 2011


1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2.   (a) Issuer: Centurylink Inc. (CTL 6.45 June 15, 2021)

     (b) CUSIP: 156700AR7            (c) Class of Securities: debt securities

3.   Underwriter/Seller from whom securities were purchased: Barclays Capital
     Inc.

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities, Inc. and Bank of America Merrill Lynch

5. Attach a list of the underwriting syndicates' members to this Form. - see attached prospectus cover

6.   Principal amount purchased by the Fund: 900,000

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 15,200,000

8.   Aggregate principal amount of offering: $1,245,737,500

9.   Purchase price (net of fees and expenses): $99.659

10.  Date offering is due to commence: 6/9/11

11.  Trade Date: 6/9/11

12.  Price at close of the first day on which any sales were made: $99.659

13.  Commission, spread or profit to be received by principal underwriters:
     $0.80

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [x]     No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [x]     No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [x]     No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [x]     No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS

     amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)   part of an issue registered under the Securities Act of 1933
      that is being offered to the public where:                             [x]
- the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                      [ ]
- are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
      States pursuant to authority granted by the Congress of the United
      States or any certificate of deposit for any of the foregoing; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that
      are:                                                                   [ ]
- direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the
      Securities Exchange Act of 1934; and
- sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either
      (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering,"
      meaning the offering:                                                  [ ]
- is part of a public offering conducted under the laws of a foreign country;
- is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
-     is offered at a fixed price to all purchasers in the offering;
- contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
- if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the
      "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
- the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering,"
      meaning the offering:                                                  [ ]
-     is exempt from registration under Section 4(2) of the Securities
      Act of 1933, Rule 144A thereunder or Rules 501-508 thereunder;
- is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule
      144A(a)(1);
- the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
- the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [x]   No [ ]


/s/ Cynthia Chau                             Cynthia Chau, Vice President
----------------------------------------     ----------------------------
Signature                                    Name and Title

J. P. Morgan Investment Management, Inc.     July 8, 2011
----------------------------------------     ----------------------------
Sub-advisor Firm Name                        Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                       FOR THE MONTH ENDED JUNE 30, 2011

1.   Fund Name: Variable Portfolio - J.P. Morgan Core Bond Fund

2.  (a) Issuer: Ford Credit Auto Lease Trust 2011-A A2

    (b)  CUSIP: 34529QAB9 (c) Class of Securities: debt securities

3. Underwriter/Seller from whom securities were purchased: Deutsche Bank Securities

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: J.P. Morgan Securities Inc.

5. Attach a list of the underwriting syndicates' members to this Form. - see attached

6.   Principal amount purchased by the Fund: 840,000

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: 16,800,000

8.   Aggregate principal amount of offering: $390,000,000

9.   Purchase price (net of fees and expenses): $99.99216

10.  Date offering is due to commence: 6/29/11

11.  Trade Date: 6/29/11

12.  Price at close of the first day on which any sales were made: $99.99216

13.  Commission, spread or profit to be received by principal underwriters:
     $0.20

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X] No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule
     144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [ ] No [X]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being
     offered to the public where:                                                                  [X]
 -   the  issuer  (including  predecessors) has been in continuous operation for
     at  least  three  years.                                                                      [ ]

(ii) "Government Securities," meaning securities that:
 -   are  issued or guaranteed as to principal or interest by the United States, or                 [ ]
     by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
 -   the  issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                                 [ ]
 -   direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section 3(a)(29) of the Securities Exchange Act of 1934; and
 -   sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk. (iv) part of an issue that is an "Eligible Foreign Offering," meaning the offering:
 -   is part of a public offering conducted under the laws of a foreign country;
 -   is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -   is offered at a fixed price to all purchasers in the offering;
 -   contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -   if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
     filed all material required to be filed pursuant to Section 13(a) or 15(d)
     under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
 -   is exempt from registration under Section 4(2) of the Securities Act of                       [ ]
     1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -   is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -   the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.
 -   For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

       Yes [X]  No [ ]

/s/ Cynthia Chau                                  Cynthia Chau, Vice President
----------------------------------------          ----------------------------
Signature                                         Name and Title

J. P. Morgan Investment Management, Inc.          July 15, 2011
----------------------------------------          -----------------------------
Sub-advisor Firm Name                             Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS

               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

 RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY FOR THE
                             MONTH ENDED 04/30/2011


1.   Fund Name: RiverSource Investments, LLC

2.   (a) Issuer: PPL Corporation

     (b)  CUSIP: 69351T106      (c) Class of Securities:


3. Underwriter/Seller from whom securities were purchased: 1) Credit Suisse Securities (USA) LLC

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate: Goldman Sachs & Co

5.   Attach a list of the underwriting syndicates' members to this Form.

          BNP Paribas
          BNY Mellon Capital Markets Inc
          Barclays Capital
          CITIBANK, N.A.
          Credit Suisse AG
          Deutsche Bank Securities
          Goldman Sachs & Co.
          Credit Agricole CIB
          Morgan Stanley
          BofA Merrill Lynch
          Santander
          Sun Trust Robinson Humphrey
          KeyBanc Capital Markets
          Piper Jaffray
          Royal Bank of Scotland
          Mitsubishi UFJ Securities
          PNC Capital Markets LLC
          J. P. Morgan
          Mizuho Securities
          RBC Capital Markets
          Scotia Capital
          UBS Investment Bank
          The Williams Capital Group L. P

6.   Principal amount purchased by the Fund: $1,432,258.25

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: NA

8.   Aggregate principal amount of offering: $2,024,000,000

9.   Purchase price (net of fees and expenses): $25.30

10.  Date offering is due to commence: 04/11/2011

11.  Trade Date: 04/11/2011

12.  Price at close of the first day on which any sales were made: $25.69

13.  Commission, spread or profit to be received by principal underwriters:
     $0.759

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X]  No []

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X]  No []

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]  No []

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X]  No []

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No []

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)   part of an issue registered under the Securities Act of 1933 that is being        [X]
      offered to the public where:
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:
 -    are  issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
      Congress of the United States or any certificate of deposit for any of the foregoing; and
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                     [ ]
 -    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
      3(a)(29) of the Securities Exchange Act of 1934; and
 -    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the              [ ]
      offering:
 -    is part of a public offering conducted under the laws of a foreign country;
 -    is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -    is offered at a fixed price to all purchasers in the offering;
 -    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
      filed all material required to be filed pursuant to Section 13(a) or 15(d)
      under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:
 -    is exempt from registration under Section 4(2) of the Securities Act of
      1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
      "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -    the issuer (including predecessors) has been in continuous operation for          [ ]
      at least three years.
      For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities [ ]

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

        Yes [X]  No [ ]

/s/ Stacy DeMatteis                                  Stacy DeMatteis, MD
-----------------------------------------------      ---------------------------
Signature                                            Name and Title

Goldman Sachs                                        May 10, 2011
-----------------------------------------------      ---------------------------
Sub-advisor Firm Name                                Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

 RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY FOR THE
                              MONTH ENDED MAY 2011

1.   Fund Name: Columbia Fund

2.   (a) Issuer: Jiayuan.com International Ltd. (DATE)

     (b)  CUSIP: 477374102           (c) Class of Securities: ADS

3. Underwriter/Seller from whom securities were purchased: Citigroup / Smith Barney

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Merrill Lynch, Pierce, Fenner & Smith Inc.

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $91,575.00

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $1,650,000.00

8.   Aggregate principal amount of offering: $78,100,000.00

9.   Purchase price (net of fees and expenses): $11.00

10.  Date offering is due to commence: 5-11-11

11.  Trade Date: 5-11-11

12.  Price at close of the first day on which any sales were made: $11.00

13.  Commission, spread or profit to be received by principal underwriters:
     $0.77

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

       Yes [X]  No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

       Yes [X]  No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

       Yes [X]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

       Yes [X]  No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X]  No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)  part of an issue registered under the Securities Act of 1933 that is being offered to the public where:
 -   the issuer (including predecessors) has been in continuous operation for                [X]
     at least three years.

(ii) "Government Securities," meaning securities that:                                       [ ]
 -   are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
     Congress of the United States or any certificate of deposit for any of the foregoing; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                          [ ]
 -   direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with Section
     3(a)(29) of the Securities Exchange Act of 1934; and
 -   sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv) part of an issue that is an "Eligible Foreign Offering," meaning the                    [ ]
     offering:
 -   is part of a public offering conducted under the laws of a foreign country;
 -   is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -   is offered at a fixed price to all purchasers in the offering;
 -   contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -   if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has
     filed all material required to be filed pursuant to Section 13(a) or 15(d)
     under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.

(v)  part of an issue that is an "Eligible Rule 144A Offering," meaning the                  [ ]
     offering:
 -   is exempt from registration under Section 4(2) of the Securities Act of
     1933, Rule 144A thereunder or Rules 501-508 thereunder;
 -   is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include
     "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -   the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -   the issuer (including predecessors) has been in continuous operation for at least three years.
 -   For purposes of determining compliance with the Eligible Rule 144A
     Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

     Yes [X]  No [ ]

/s/ Philip K. Holl                            Philip K. Holl, Senior
----------------------------------            ----------------------------------
Signature                                     Name and Title

TCW Asset Management Company                  July 7, 2011
----------------------------------            ----------------------------------
Sub-advisor Firm Name                         Date

                       RIVERSOURCE FUNDS & COLUMBIA FUNDS
               RULE 10F-3 REPORT FORM (AFFILIATED UNDERWRITINGS)

     RECORD OF SECURITIES PURCHASED PURSUANT TO A FUND'S RULE 10F-3 POLICY
                     FOR THE MONTH ENDED June 30, 2011

1.   Fund Name: Variable Portfolio- Morgan Stanley Global Real Estate Fund

2.   (a) Issuer:  Equity  Lifestyle  Properties,  Inc.

     (b) CUSIP: 29472R108   (c)  Class of Securities: Common Stock

3.   Underwriter/Seller from whom securities were purchased: Goldman Sachs

4. List the Affiliated underwriter (as defined in the Policy) managing or participating in syndicate:

     Morgan Stanley

5.   Attach a list of the underwriting syndicates' members to this Form.

6.   Principal amount purchased by the Fund: $590,835

7. Aggregate principal amount of purchase by all other investment companies and other accounts advised by the Sub-adviser over which the Sub-adviser has investment discretion and, in fact, exercised such discretion with respect to purchase of issue for such accounts: $23,800,000

8.   Aggregate principal amount of offering: $312,375,000

9.   Purchase price (net of fees and expenses): $59.50 ($57.12)

10.  Date offering is due to commence: 06/01/2011

11.  Trade Date: 06/02/2011

12.  Price at close of the first day on which any sales were made: $60.13

13.  Commission, spread or profit to be received by principal underwriters:
     $2.38

14. Can all the following conditions be satisfied? (ALL CONDITIONS MUST BE ANSWERED AFFIRMATIVELY)

a. The securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser in that (or any concurrent) offering (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated) (For purposes of determining compliance with the timing aspect of this requirement, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities)?

     Yes [X] No [ ]

b. The securities were offered pursuant to an underwriting or similar agreement under which the underwriters are committed to purchase all of the securities being offered, except for those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities (a "firm commitment")?

     Yes [X] No [ ]

c. In your opinion, the commission, spread or profit was reasonable and fair in relation to that being received by others in connection with the underwriting of similar securities being sold during a comparable period of time?

     Yes [X]  No [ ]

d. The securities were not purchased directly or indirectly from an affiliated underwriter; provided that a purchase from a syndicate manager shall not be deemed as such if such underwriter did not directly or indirectly benefit from the transaction (receipt of underwriting fees is not deemed a direct or indirect benefit) or, with respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group order?

     Yes [X] No [ ]

e.   Aggregation and Percentage Limit

     The amount of any class of the issue purchased by the Fund, aggregated with purchases of the same issue by all investment companies (registered or unregistered) advised by Sub-adviser and with other accounts over which Sub-adviser has investment discretion and has exercised such investment discretion with respect to the purchase, did not exceed: (i) 25% of the principal amount of the offering of such class; or (ii) if an Eligible Rule 144A Offering, 25% of the total of the principal amount of the offering of such class sold to qualified institutional buyers plus the principal amount of the offering of such class in any concurrent public offering?

     Yes [X] No [ ]

15.  The securities purchased are (CHECK AT LEAST ONE BOX):

(i)   part of an issue registered under the Securities Act of 1933 that is being              [X]
      offered to the public where:
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(ii)  "Government Securities," meaning securities that:                                       [ ]
 -    are issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the
      Congress of the United States or any certificate of deposit for any of the foregoing; and
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(iii) "Eligible Municipal Securities," meaning securities that are:                           [ ]
 -    direct obligations of, or obligations guaranteed as to principal or interest by, a state or political subdivision thereof, or any agency or instrumentality of a state or any political subdivision thereof, or any municipal corporate instrumentality of one or more states, or any security which is an industrial development bond the interest on which is excludable from gross income under the Internal Revenue Code, consistent with
      Section 3(a)(29) of the Securities Exchange Act of 1934; and
 -    sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i) are subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities are subject to a minimal or low amount of credit risk.

(iv)  part of an issue that is an "Eligible Foreign Offering," meaning the offering:           [ ]
 -    is part of a public offering conducted under the laws of a foreign country;
 -    is subject to regulation by a foreign financial regulatory authority (as defined in Section 2(a)(50) of the 1940 Act) in such country;
 -    is offered at a fixed price to all purchasers in the offering;
 -    contains financial statements, prepared and audited in accordance with standards required or permitted by the foreign financial regulatory authority in such country for the two years prior to the offering, and are made available to the public and prospective purchasers in connection with the offering;
 -    if the issuer is a domestic issuer, has a class of securities registered under the Securities Exchange Act of 1934 (the "Exchange Act") and has filed all material required to be filed pursuant to Section 13(a) or 15(d) under the Exchange Act for a period of at least 12 months prior to the sale of securities made in reliance; and
 -    the issuer (including predecessors) has been in continuous operation for at least three years.

(v)   part of an issue that is an "Eligible Rule 144A Offering," meaning the offering:         [ ]
 -    is exempt from registration under Section 4(2) of the Securities Act of 1933,
      Rule 144A thereunder or Rules 501-508 thereunder;
 -    is made to (and is eligible for resale by) persons the seller and any person acting on behalf of the seller reasonably believes include "qualified institutional buyers" as defined in Rule 144A(a)(1);
 -    the seller and any person acting on behalf of the seller reasonably believe that the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A and
 -    the issuer (including predecessors) has been in continuous operation for at least three years. For purposes of determining compliance with the Eligible Rule 144A
      Offering requirements, adviser/sub-adviser may reasonably rely upon written statements made by issuer, syndicate manager, underwriter or seller of the securities

16. All required information has or will be provided to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and quarterly reports to the Directors?

      Yes  [X] No [ ]

/s/ Theodore Bigman               Managing Director/Portfolio Manager
------------------------          -----------------------------------
Signature                         Name and Title

Morgan Stanley                    7/8/2011
------------------------          -----------------------------------
Sub-advisor Firm Name             Date

                               RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

                      DUE 5 BUSINESS DAYS AFTER MONTH END
       PROVIDE ELECTRONICALLY VIA EMAIL TO: SUBADVISERCOMPLIANCE@AMPF.COM
               Questions may be addressed to: Patrick Devery
           (patrick.c.devery@columbiamanagement.com or 617-772-3306)

SUBADVISER: WELLS CAPITAL MANAGEMENT

FUND NAME (THE "PORTFOLIO"):

[ ] RiverSource LaSalle Global Real Estate Fund
[ ] RiverSource LaSalle International Real Estate Fund
[ ] RiverSource LaSalle Monthly Dividend Real Estate Fund
[ ] RiverSource Partners Fundamental Value Fund
[ ] RiverSource Partners International Select Growth Fund
[ ] RiverSource Partners International Select Value Fund
[ ] RiverSource Partners International Small Cap Fund
[ ] RiverSource Partners Small Cap Value Fund
[ ] Seligman International Growth Portfolio

[ ] Threadneedle Asia Pacific Fund
[ ] Threadneedle Emerging Markets Fund
[ ] Threadneedle European Equity Fund
[ ] Threadneedle Global Equity Fund
[ ] Threadneedle Global Equity Income Fund
[ ] Threadneedle Global Extended Alpha Fund
[ ] Threadneedle International Opportunity Fund
[ ] Threadneedle Variable Portfolio - Emerging Markets Fund
[ ] Threadneedle Variable Portfolio - International Opportunity Fund

[ ] Variable Portfolio - AllianceBernstein International Value Fund
[ ] Variable Portfolio - American Century Diversified Bond Fund
[ ] Variable Portfolio - American Century Growth Fund
[ ] Variable Portfolio - Davis New York Venture Fund
[ ] Variable Portfolio - Eaton Vance Floating-Rate Income Fund
[ ] Variable Portfolio - Goldman Sachs Mid Cap Value Fund
[ ] Variable Portfolio - Invesco International Growth Fund
[ ] Variable Portfolio - J.P. Morgan Core Bond Fund
[ ] Variable Portfolio - Jennison Mid Cap Growth Fund
[ ] Variable Portfolio - Marsico Growth Fund
[ ] Variable Portfolio - MFS Value Fund

[ ] Variable Portfolio - Mondrian International Small Cap Fund
[ ] Variable Portfolio - Morgan Stanley Global Real Estate Fund
[ ] Variable Portfolio - NFJ Dividend Value Fund
[X] Variable Portfolio - Partners Small Cap Growth Fund
[ ] Variable Portfolio - Partners Small Cap Value Fund
[ ] Variable Portfolio - PIMCO Mortgage-Backed Securities Fund
[ ] Variable Portfolio - Pyramis(R) International Equity Fund
[ ] Variable Portfolio - UBS Large Cap Growth Fund
[ ] Variable Portfolio - Wanger International Fund
[ ] Variable Portfolio - Wanger USA Fund
[ ] Variable Portfolio - Wells Fargo US Short Duration Government Fund

1.   Name of Issuer Bravo Brio Restaurant Group

2.   Date of Purchase March 29, 2011

3.   Underwriter from whom purchased Jeffries

4. "Affiliated Underwriter" managing or participating in underwriting syndicate Wells Fargo Securities

6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $225,000

8.   Aggregate principal amount of offering $67,616,575

9.   Purchase price (net of fees and expenses) $16.25

10.  Date offering commenced March 29, 2011

11.  Offering price at close of first day on which any sales were made $16.25

12.  Commission, spread or profit 5.231%

13.  Have the following conditions been satisfied?

     a. The securities are:                                     Yes     No
                                                                ----   ----
          Part of an issue registered under the Securities
          Act of 1933 that is being offered to the public;      [X]    [ ]

          Eligible Municipal Securities;                        [ ]    [ ]

          Sold in an Eligible Foreign Offering; or              [ ]    [ ]

          Sold in an Eligible Rule 144A offering?               [ ]    [ ]

     (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                Yes     No
                                                                ----   ----
      b. (1) The securities were purchased prior to the end
             of the first day on which any sales were made,
             at a price that is not more than the price paid
             by each other purchaser of securities in that
             offering or in any concurrent offering of the
             securities (except, in the case of an Eligible
             Foreign Offering, for any rights to purchase
             that are required by law to be granted to
             existing security holders of the issuer); OR       [X]    [ ]

         (2) If the securities to be purchased were offered
             for subscription upon exercise of rights, such
             securities were purchased on or before the
             fourth day preceding the day on which the
             rights offering terminates?                        [ ]    [ ]

      c.    The underwriting was a firm commitment
            underwriting?                                         [X]    [ ]

      d.    The commission, spread, or profit was reasonable
            and fair in relation to that being received by
            others for underwriting similar securities during
            the same period (see attachment for comparison
            of spread with comparable recent offerings)?          [X]    [ ]

      e.    The issuer of the securities, except for Eligible
            Municipal Securities, and its predecessors have
            been in continuous operation for not less than
            three years?                                          [X]    [ ]

      f.   (1) The amount of the securities, other than those
               sold in an Eligible Rule 144A Offering (see
               below), purchased by all of the investment
               companies advised by the Adviser did not exceed
               25% of the principal amount of the offering; OR     [X]    [ ]

           (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

              (i) The principal amount of the offering of such
                  class sold by underwriters or members of the
                  selling syndicate to qualified institutional
                  buyers, as defined in Rule 144A(a)(1), plus      [ ]    [ ]

              (ii) The principal amount of the offering of such
                   class in any concurrent public offering?        [ ]    [ ]

       g.  (1) No affiliated underwriter of the Fund was a direct or indirect participant in or beneficiary of the
               sale; OR                                            [X]    [ ]

                                                                   Yes     No
                                                                   ---     ---
           (2) With respect to the purchase of Eligible Municipal
               Securities, such purchase was not designated as a
               group sale or otherwise allocated to the account
               of an affiliated underwriter?                       [ ]    [ ]

        h. Information has or will be timely supplied to the
           appropriate officer of the Fund for inclusion on SEC
           Form N-SAR and quarterly reports to the Directors?      [X]    [ ]

Report completed by: /s/ Joe Eberhardy
                     ---------------------
                     (Signature)

                     Name: Joe Eberhardy              Title: Portfolio Manager
                     Phone number: (414) 359-3507     Date: 4/8/11